Matthews Asia Dividend Fund

SUMMARY PROSPECTUS—INSTITUTIONAL CLASS	April 30, 2018

TICKER: MIPIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

Total return with an emphasis on providing current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Account Fee on Redemptions (for wire redemptions only)	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.66%
Distribution (12b-1) Fees		0.00%
Other Expenses		0.26%
Administration and Shareholder Servicing Fees	0.14%
Total Annual Fund Operating Expenses		0.92%
Fee Waiver and Expense Reimbursement[1]		(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		0.91%

1	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2019 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the fee waiver for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year: $93	Three years: $292	Five years: $508	Ten years: $1,130

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PS-MIPIX-0418

Principal Investment Strategy

Under normal market conditions, the Matthews Asia Dividend Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. The Fund may also invest in convertible debt and equity securities of any maturity and in those that are unrated, or would be below investment grade if rated, of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. A company or other issuer is considered to be “located” in a country or a region, and a security or instrument will deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is secured or backed by assets located in that country or region; (iv) it is a component or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European, and Global Depositary Receipts.

The Fund seeks to provide a level of current income that is higher than the yield generally available in Asian equity markets over the long term. The Fund intends to distribute its realized income, if any, regularly (typically quarterly in March, June, September and December). There is no guarantee that the Fund will be able to distribute its realized income, if any, regularly. If the value of the Fund’s investments declines, the NAV of the Fund will decline and investors may lose some or all of the value of their investments.

The Fund’s objective is total return with an emphasis on providing current income. Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods. Because of this objective, the Fund expects that it will primarily invest in companies that exhibit attractive dividend yields and the propensity (in Matthews’ judgment) to pay increasing dividends. Matthews believes that in addition to providing current income, growing dividend payments by portfolio companies are an important component supporting capital appreciation. Matthews expects that such companies typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, and politically motivated actions, in the United States and Europe, as well as increased tensions with certain nations such as Russia.

Currency Risks: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets (newer or less developed emerging markets are also sometimes referred to as frontier markets). Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Depositary Receipts: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (typically five years or longer).

Convertible Securities: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies like Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”) and Fitch Inc. (“Fitch”), or, if they are rated, they may be rated below investment grade (these are referred to as “junk bonds,” which are primarily speculative securities, and include

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Past Performance

The bar chart below shows the Fund’s performance for each full calendar year since its inception and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).

ANNUAL RETURNS FOR YEARS ENDED 12/31

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2017

	1 year	5 years	Since Inception (10/29/10)
Matthews Asia Dividend Fund
Return before taxes	34.77%	10.20%	8.83%
Return after taxes on distributions[1]	32.89%	9.30%	7.98%
Return after taxes on distributions and sale of Fund shares[1]	21.05%	7.94%	6.96%
MSCI All Country Asia Pacific Index
(reflects no deduction for fees, expenses or taxes)	32.04%	8.98%	7.08%

1	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Yu Zhang, CFA, has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2011.

Co-Manager: Robert Horrocks, PhD, is Chief Investment Officer at Matthews and has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2013.

Co-Manager: Vivek Tanneeru has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2014.

Co-Manager: Sherwood Zhang, CFA, has been a Portfolio Manager of the Matthews Asia Dividend Fund since 2018.

unrated securities, regardless of quality), which may have a greater risk of default. Investments in convertible securities may also subject the Fund to currency risk and risks associated with foreign exchange rate. Convertible securities may trade less frequently and in lower volumes, making it difficult for the Fund to value those securities. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities.

Dividend-Paying Securities: The Fund will invest in dividend-paying equity or fixed-income securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. The prices of dividend-paying equity securities (and particularly of those issued by Asian companies) can be highly volatile. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater than in larger or more established companies. The Fund may have more difficulty obtaining information about smaller companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of such companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. The value of securities of smaller companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.

Risks Associated with China, Hong Kong and Taiwan

China: The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism.

Hong Kong: If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments.

Taiwan: Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible.

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Minimum Initial Investment	Subsequent Investments
$100,000	$100

Minimum amount may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews. The minimum investment requirements do not apply to Trustees, officers and employees of the Fund and Matthews, and their immediate family members.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4    MATTHEWS ASIA DIVIDEND FUND